NON-WARRANTY DEED

STATE OF SOUTH CAROLINA

                                          KNOW ALL MEN BY THESE PRESENTS
COUNTY OF RICHLAND


      HARBOR LANDING AP XI, L.P., a South Carolina limited partnership (hereinafter called "Grantor"), for and in consideration of the sum of FOUR MILLION, EIGHT HUNDRED SIXTY THOUSAND and No/100 ($4,860,000.00) in hand paid by NEW PLAN REALTY TRUST, a Massachusetts business trust (hereinafter called "Grantee"), whose mailing address is 1120 Avenue of Americas, 12th Floor, New York, New York 10036, the receipt and sufficiency of which are hereby acknowledged, does GRANT, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Richland County, South Carolina and more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with Grantor's rights and interests in all improvements, structures and fixtures located thereon and all rights, titles and interest of Grantor appurtenant thereto (all of the above-described properties being hereinafter collectively referred to as the "Property").

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever.

      Grantor by this Non-Warranty Deed makes no warranty, express or implied, as to the title of the Property.

      IN WITNESS WHEREOF, this Non-Warranty Deed is executed by Grantor to be
effective for all purposes as of the      day of September, 1995.



                         [SIGNATURES ON FOLLOWING PAGE]


                              GRANTOR:

                              Harbor Landing AP XI, L.P.
                              a South Carolina limited partnership


                              By:   Angeles Partners XI GP Limited
                                    partnership, a South Carolina limited
                                    partnership, in its capacity as general
                                    partner and to confirm its primary,
                                    joint and several liability


                                    By:   Angeles Realty Corporation II, a
                                          California corporation, in its
                                          capacity as general partner and to
                                          confirm its primary, joint and
                                          several liability

/s/Marcus F. McCall                       By:/s/Robert D. Long, Jr.
First Witness                             Title:CAO and Controller

/s/Kelley M. Buechler
Second Witness

STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

            PERSONALLY appeared before me the undersigned witness, who being duly sworn, deposes and says that (s)he saw the within named Robert D. Long, Jr, CAO and Controller of Angeles Realty Corporation II, a California corporation as general partner of Angeles Partners XI GP Limited Partnership, a South Carolina limited partnership as general partner of HARBOR LANDING AP XI, L.P., a South Carolina limited partnership ("Partnership"), sign, seal and as his/her act and deed, sign and deliver the within written instrument by and on behalf of the Partnership; and that (s)he, along with the other witness whose signature appears above, witnessed the execution thereof.

                              /s/Marcus F. McCall
                              First Witness


SWORN to before me this 5th day
of September, A.D. 1995


/s/Kelley M. Buechler
Notary Public
My commission expires 1/17/2000


[NOTARY SEAL]



                                    EXHIBIT A

All that certain piece, parcel or tract of land lying southeast of the City of Columbia in Richland County, South Carolina, consisting of Parcel A, containing
15.32 acres, and Parcel B, containing 4.63 acres, as shown and delineated on a plat of Fountain Lake Apartments prepared by William Wingfield, Registered Surveyor, dated November 23, 1976, revised February 1, 1977, which plat is recorded in Plat Book X at page 7529 in the Office of the R.M.C. for Richland County, South Carolina.